SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                           LOGANSPORT FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                    0-25910                               35-1945736
           (Commission File Number)            (IRS Employer Identification No.)

                                723 East Broadway
                                  P.O. Box 569
                            Logansport, Indiana 46947
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (574) 722-3855




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Item 7. Financial Statements and Exhibits.

          (c) Exhibits

               99.1 Press Release dated February 3, 2004.

Item 12. Results of Operations and Financial Condition.

Logansport Financial Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on February 3, 2004, announcing its results of operations for the three and twelve months ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             /s/ Dottye Robeson
                                             -----------------------------------
                                             Dottye Robeson, Secretary/Treasurer

Dated: February 3, 2004